General	9 Months Ended
Sep. 30, 2016
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Kornit Digital Ltd. (the “Company”) was incorporated in 2002 under the laws of the State of Israel. The Company and its subsidiaries develop, design and market digital printing solutions for the global printed textile industry. The Company’s and its subsidiaries’ solutions are based on their proprietary digital textile printing systems, ink and other consumables, associated software and value added services.

b.	The Company has established wholly-owned subsidiaries in Israel, the United States, Germany and Hong Kong. The Company's subsidiaries are engaged primarily in sales, and marketing, except for the Israeli subsidiary which is engaged primarily in research and development and manufacturing.